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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-64320 and 33-80408) of AptarGroup, Inc. of our report dated June 23, 2000, relating to the financial statements of AptarGroup, Inc. Profit Sharing and Savings Plan, which appears in this Form 11-K.



PricewaterhouseCoopers LLP

Chicago, Illinois
June 23, 2000

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